Exhibit 10.1

Execution Version

SECOND AMENDMENT

This SECOND AMENDMENT, dated as of December 4, 2024 (this “Agreement”), by and among PENN Entertainment, Inc. (f/k/a Penn National Gaming, Inc.), a Pennsylvania corporation (“Borrower”), the Guarantors, the Lenders party hereto, Bank of America, N.A., as administrative agent (in such capacity, “Administrative Agent”) for the Lenders under the Credit Agreement and as collateral agent (in such capacity, “Collateral Agent”) for the Secured Parties. Capitalized terms used herein and not otherwise defined herein shall have the respective meanings given to them in the Credit Agreement (as defined below).

RECITALS:

WHEREAS, reference is hereby made to the Second Amended and Restated Credit Agreement, dated as of May 3, 2022 (as amended by that certain First Amendment, dated as of February 15, 2024, and as it may be further amended, restated, replaced, supplemented or otherwise modified and in effect immediately prior to giving effect to the amendments contemplated by this Agreement, the “Existing Credit Agreement”), among Borrower, the Guarantors, the Lenders party thereto from time to time, Administrative Agent, Collateral Agent and the other parties thereto; and

WHEREAS, Borrower has requested, and each Lender holding Term B Facility Loans (after giving effect to the replacement of any Non-Consenting Term B Lenders (as defined below) pursuant to Section 2) has agreed by delivery of its consent to this Agreement to the Administrative Agent, to reduce the Applicable Margin on the Term B Facility Loans; and

WHEREAS, the Borrower has appointed (i) JPMorgan Chase Bank, N.A. (“JPMCB”), BofA Securities, Inc. (“BofA”), Citizens Bank, N.A. (“Citizens”), Fifth Third Bank, National Association (“Fifth Third”), Morgan Stanley Senior Funding, Inc. (“MS”), Truist Securities, Inc. (“Truist”), U.S. Bank National Association (“U.S. Bank”), Wells Fargo Securities, LLC (“Wells Fargo”), Goldman Sachs Bank USA (“GS”), Keybanc Capital Markets Inc. (“Keybank”), Manufacturers & Traders Trust Company (“M&T”) and TD Securities (USA) LLC (“TD”), as joint lead arrangers, (ii) JPMCB, BofA, Citizens, Fifth Third, MS, Truist, U.S. Bank and Wells Fargo, as joint bookrunners and co-syndication agents, and (iii) GS, Keybank, M&T and TD, as co-documentation agents, in each case, in connection with this Agreement (each of the institutions named in this paragraph, a “Second Amendment Arranger”).

NOW, THEREFORE, in consideration of the premises and agreements, provisions and covenants herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1.          Effective Date Amendments. If the Second Amendment Effective Date (as defined below) occurs, the terms and provisions of the Existing Credit Agreement are hereby amended as follows (the Existing Credit Agreement, as so amended, the “Credit Agreement”):

(a)            Section 1.01 of the Existing Credit Agreement is hereby amended to add the following new defined term in alphabetical order:

““Second Amendment Effective Date” shall mean December 4, 2024.”

(b)            Section 1.01 of the Existing Credit Agreement is hereby amended by amending and restating clause (b) of the definition of “Applicable Margin” therein as follows:

“(b)          for each Term B Facility Loan, (i) 2.50% per annum, with respect to Term SOFR Loans and (ii) 1.50% per annum, with respect to ABR Loans.”

(c)            Section 1.01 of the Existing Credit Agreement is hereby amended by amending and restating the definition of “SOFR Adjustment” therein as follows:

““SOFR Adjustment” shall mean 0.10%; provided that from and after the Second Amendment Effective Date, the SOFR Adjustment for Term B Facility Loans shall be 0.0%.”

(d)            Section 2.05(c) of the Existing Credit Agreement is hereby amended and restated in its entirety as follows:

“(c)          At the time of the effectiveness of a Repricing Transaction prior to the date that is six (6) months after the Second Amendment Effective Date, Borrower agrees to pay to Administrative Agent, for the ratable account of each Lender with outstanding Term B Facility Loans (including each Lender that withholds its consent to such Repricing Transaction and is replaced or is removed as a Lender or is repaid under Section 2.11 or 13.04(b), as the case may be), a fee in an amount equal to 1.00% of the aggregate principal amount of Term B Facility Loans that are refinanced, converted, replaced, amended, modified or otherwise repriced in such Repricing Transaction. Such fee shall be due and payable upon the date of the effectiveness of such Repricing Transaction.”

(e)            Section 2.09(c) of the Existing Credit Agreement is hereby amended and restated in its entirety as follows:

“(c)          Any prepayment of Term B Facility Loans pursuant to this Section 2.09 or Section 13.04(b) made prior to the date that is six (6) months after the Second Amendment Effective Date in connection with any Repricing Transaction shall be subject to the fee described in Section 2.05(c).”

(f)            Section 2.10(d) of the Existing Credit Agreement is hereby amended and restated in its entirety as follows:

“(d)          Prepayment of Term B Facility Loans. Any prepayment of Term B Facility Loans pursuant to Section 2.10(a)(ii) made prior to the date that is six (6) months after the Second Amendment Effective Date in connection with any Repricing Transaction shall be subject to the fee described in Section 2.05(c).”

SECTION 2.          Replacement of Non-Consenting Lenders. Each existing Lender holding Term B Facility Loans that does not execute a counterpart to this Agreement in the form attached hereto as Annex I with respect to such Lender’s Term B Facility Loans will be deemed to be a non-consenting Lender (each such Lender in such capacity, a “Non-Consenting Term B Lender”) for purposes of Section 13.04(b) of the Existing Credit Agreement. The Borrower shall be deemed to have exercised its right pursuant to Section 13.04(b) of the Existing Credit Agreement to require that each Non-Consenting Term B Lender assign and delegate, without recourse, all interests, rights and obligations under the Credit Agreement with respect to the Term B Facility Loans to JPMorgan Chase Bank, N.A., as replacement lender (in such capacity, the “Replacement Term B Lender”), which assignment shall occur immediately and automatically, without action by or consent of any Non-Consenting Term B Lender, upon satisfaction of the condition in Section 5(d) below, and the Replacement Term B Lender agrees to accept each such assignment.

SECTION 3.          Effect of Consents; Certain Assignments by Consenting Lenders.

(a)            Each Lender holding Term B Facility Loans that executes a counterpart to this Agreement with respect to such Lender’s Term B Facility Loans (each such Lender in such capacity, a “Consenting Term B Lender”) in the form attached hereto as Annex I (such counterpart, a “Consent”) will be deemed to irrevocably and unconditionally approve the amendments to the Existing Credit Agreement set forth in Section 1 (for the avoidance of doubt, whether such Consenting Term B Lender selects the “Cashless Consent Option” or the “Assign and Reallocation Consent Option” with respect to Term B Facility Loans on its Consent).

(b)           Each Consenting Term B Lender that selects the “Assign and Reallocation Consent Option” on its Consent with respect to its existing Term B Facility Loans (each such Consenting Term B Lender, an “Assigning Consenting Term B Lender”) will be deemed to have agreed to (i) assign 100% of the outstanding principal amount of its Term B Facility Loans to the Replacement Term B Lender and (ii) purchase by assignment (or cause one or more of its Affiliates to purchase by assignment), from the Replacement Term B Lender, a like principal amount of Term B Facility Loans (or such lesser principal amount allocated to such Assigning Consenting Term B Lender or its Affiliate by the Borrower and JPMCB), as such Term B Facility Loans are modified by this Agreement (the Term B Facility Loans as so modified, the “Amended Term B Facility Loans”). In connection with each assignment described in the foregoing clause (b)(i), the Replacement Term B Lender shall purchase from each Assigning Consenting Term B Lender all Term B Facility Loans held by such Assigning Consenting Term B Lender by paying to such Assigning Consenting Term B Lender a price equal to the principal amount thereof plus accrued and unpaid interest thereon. Other than its execution of this Agreement and selection of the “Assign and Reallocation Consent Option” with respect to its existing Term B Facility Loans, no action (including, for the avoidance of doubt, the execution of any Assignment Agreement) by any Assigning Consenting Term B Lender shall be necessary in connection with the assignments described in the foregoing clause (b)(i), and each such assignment shall occur immediately and automatically upon satisfaction of the condition in Section 5(d) below, and the Replacement Term B Lender agrees to accept each such assignment.

(c)            Each Consenting Term B Lender that selects the “Cashless Consent Option” on its Consent (each such Consenting Term B Lender, a “Cashless Consenting Term B Lender”) will be deemed to have agreed to continue to hold 100% of the outstanding principal amount of its Term B Facility Loans (or such lesser principal amount allocated to such Cashless Consenting Term B Lender by Borrower and JPMCB) in the form of Amended Term B Facility Loans. Notwithstanding anything to the contrary herein or in the Existing Credit Agreement, the Borrower and JPMCB may allocate the Amended Term B Facility Loans (including Term B Facility Loans held by Cashless Consenting Term B Lenders immediately prior to the Second Amendment Effective Date) in their sole discretion. To the extent any Cashless Consenting Term B Lender’s allocated principal amount of Amended Term B Facility Loans (such allocated principal amount, an “Allocated Amended Term B Facility Loan Amount”) is less than the principal amount of Term B Facility Loans held by such Cashless Consenting Term B Lender immediately prior to the Second Amendment Effective Date, such Consenting Term B Lender shall be required to assign the portion of its existing Term B Facility Loans that exceeds its Allocated Amended Term B Facility Loan Amount to the Replacement Term B Lender (a “Cashless Consenting Term B Lender Assignment”; and any amount so assigned, a “Cashless Consenting Term B Lender Assigned Amount”). Cashless Consenting Term B Lender Assignments, if any, will not, for the avoidance of doubt, be required to be made by all Cashless Consenting Term B Lenders on a pro rata basis. In connection with each Cashless Consenting Term B Lender Assignment (if any), the Replacement Term B Lender shall purchase from each Cashless Consenting Term B Lender Term B Facility Loans in a principal amount equal to such Cashless Consenting Term B Lender’s Cashless Consenting Term B Lender Assigned Amount by paying to such Cashless Consenting Term B Lender a price equal to the principal amount thereof plus accrued and unpaid interest thereon. Other than its execution of this Agreement and selection of the “Cashless Consent Option” with respect to its Term B Facility Loans, no action (including, for the avoidance of doubt, the execution of any Assignment Agreement) by any Cashless Consenting Term B Lender shall be necessary in connection with any Cashless Consenting Term B Lender Assignment, and each such Cashless Consenting Term B Lender Assignment shall occur immediately and automatically effective upon satisfaction of the condition in Section 5(d) below. In connection with the foregoing, (i) the Replacement Term B Lender agrees to accept each such Cashless Consenting Term B Lender Assignment, and (ii) each Cashless Consenting Term B Lender agrees to the potential assignment to the Replacement Term B Lender of all or a portion of its existing Term B Facility Loans pursuant to a Cashless Consenting Term B Lender Assignment. Each Consenting Term B Lender (whether such Consenting Term B Lender is an Assigning Consenting Term B Lender or a Cashless Consenting Term B Lender) agrees to the provisions set forth in this Section 3(c) (including the effectuation of each Cashless Consenting Term B Lender Assignment in respect of any other Cashless Consenting Term B Lender’s existing Term B Facility Loans).

SECTION 4.          Representations and Warranties. To induce the Lenders party hereto to agree to this Agreement, the Credit Parties represent to Administrative Agent and the Lenders that, as of the Second Amendment Effective Date:

(a)            Corporate Existence. Borrower and each Restricted Subsidiary (a) (i) is a corporation, partnership, limited liability company or other entity duly organized and validly existing under the laws of the jurisdiction of its organization and (ii) is in good standing (to the extent applicable) under the laws of the jurisdiction of its organization; (b) (i) has all requisite corporate or other power and authority, and (ii) has all governmental licenses, authorizations, consents and approvals necessary to own its Property and carry on its business as now being conducted; and (c) is qualified to do business and is in good standing (to the extent applicable) in all jurisdictions in which the nature of the business conducted by it makes such qualification necessary; except, in the case of clauses (a)(ii) (other than with respect to the Borrower), (b)(ii) and (c) where the failure thereof individually or in the aggregate would not reasonably be expected to have a Material Adverse Effect.

(b)            Action; Enforceability. Borrower and each Restricted Subsidiary has all necessary corporate or other organizational power, authority and legal right to execute, deliver and perform its obligations under this Agreement and to consummate the transactions herein contemplated; the execution, delivery and performance by Borrower and each Restricted Subsidiary of this Agreement and the consummation of the transactions herein contemplated have been duly authorized by all necessary corporate, partnership or other organizational action on its part; and this Agreement has been duly and validly executed and delivered by each Credit Party and constitutes its legal, valid and binding obligation, enforceable against each Credit Party in accordance with its terms, except as such enforceability may be limited by (a) bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or similar laws of general applicability from time to time in effect affecting the enforcement of creditors’ rights and remedies and (b) the application of general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

(c)            No Breach; No Default.

(i)            None of the execution, delivery and performance by any Credit Party of this Agreement nor the consummation of the transactions herein contemplated do or will (i) conflict with or result in a breach of, or require any consent (which has not been obtained and is in full force and effect) under (x) any Organizational Document of any Credit Party or (y) any applicable Requirement of Law (including, without limitation, any Gaming/Racing Law) or (z) any order, writ, injunction or decree of any Governmental Authority binding on any Credit Party or tortiously interfere with, result in a breach of, or require termination of, any term or provision of any Contractual Obligation of any Credit Party or (ii) constitute (with due notice or lapse of time or both) a default under any such Contractual Obligation or (iii) result in or require the creation or imposition of any Lien (except for the Liens created pursuant to the Security Documents) upon any Property of any Credit Party pursuant to the terms of any such Contractual Obligation, except with respect to clauses (i)(y), (i)(z), (ii) or (iii) which would not reasonably be expected to result in a Material Adverse Effect; and

(ii)            No Default or Event of Default has occurred and is continuing.

(d)            Credit Document Representations. Each of the representations and warranties made by Borrower or any of the Credit Parties in or pursuant to the Credit Documents to which such entity is a party, as amended hereby, are true and correct in all material respects as of such date (except to the extent such representations and warranties are qualified by “materiality” or “Material Adverse Effect,” in which case such representations and warranties shall be true and correct in all respects), as applicable, with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties shall be true and correct in all material respects as of such earlier date (except to the extent such representations and warranties are qualified by “materiality” or “Material Adverse Effect,” in which case such representations and warranties shall be true and correct in all respects)).

SECTION 5.          Conditions to Effectiveness. This Agreement shall become effective on the date (the “Second Amendment Effective Date”) on which each of the following conditions is satisfied or waived:

(a)            the Administrative Agent (or its counsel) shall have received (x) (A) from the Required Tranche Lenders for the Term B Facility (determined before giving effect to the replacement of any Non-Consenting Term B Lenders) and each Lender holding Term B Facility Loans (after giving effect to the replacement of any Non-Consenting Term B Lenders), in each case, (i) a Consent signed on behalf of such party or (ii) written evidence reasonably satisfactory to the Administrative Agent (which may include facsimile or electronic transmission of a signed signature page of this Agreement) that such party has signed a Consent and (y) from the Borrower and the Administrative Agent, an executed counterpart to this Agreement.

(b)            To the extent invoiced at least three (3) Business Days prior to the Second Amendment Effective Date, all of the reasonable and documented out-of-pocket costs and expenses (including the reasonable fees, expenses and disbursements of Latham & Watkins LLP and one local counsel in each applicable jurisdiction reasonably deemed necessary by Agents) incurred by the Agents in connection with the negotiation, preparation, execution and delivery of this Agreement shall have been paid.

(c)            Both immediately prior to and immediately after giving effect to this Agreement:

(i)            no Default or Event of Default shall have occurred and be continuing; and

(ii)            each of the representations and warranties made by the Credit Parties in Section 4 hereof and in Article VIII of the Credit Agreement and in each of the other Credit Documents to which it is a party shall be true and correct in all material respects on and as of the Second Amendment Effective Date (it being understood and agreed that any such representation or warranty which by its terms is made as of an earlier date shall be required to be true and correct in all material respects only as of such earlier date, and that any representation and warranty that is qualified as to “materiality,” “Material Adverse Effect” or similar language shall be true and correct in all respects on the applicable date).

(d)            (i) all Obligations of the Borrower with respect to the Term B Facility Loans owing to any Non-Consenting Term B Lender being replaced pursuant to Section 2 shall be paid in full to such Non-Consenting Term B Lender concurrently with the assignment described in Section 2, (ii) all Obligations of the Borrower with respect to the Term B Facility Loans owing to any Assigning Consenting Term B Lender shall be paid in full to such Assigning Consenting Term B Lender concurrently with the assignment described in Section 3(b)(i), (iii) all Obligations of the Borrower with respect to the Cashless Consenting Term B Lender Assigned Amount owing to any Cashless Consenting Term B Lender pursuant to a Cashless Consenting Term B Lender Assignment contemplated by Section 3(c) shall be paid in full to such Cashless Consenting Term B Lender concurrently with the assignment described in Section 3(c) and (iv) the Replacement Term B Lender shall pay to each such Non-Consenting Term B Lender, each such Assigning Consenting Term B Lender and each such Cashless Consenting Term B Lender an amount equal to (x) in the case of any Non-Consenting Term B Lender and any Assigning Consenting Term B Lender, the principal amount of the Term B Facility Loans held by such Non-Consenting Term B Lender or such Assigning Consenting Term B Lender, as applicable, in each case, plus accrued and unpaid interest thereon, and (y) in the case of any Cashless Consenting Term B Lender, the Cashless Consenting Term B Lender Assigned Amount of such Cashless Consenting Term B Lender, in each case, plus accrued and unpaid interest thereon; and

(e)            Administrative Agent shall have received a certificate from a Responsible Officer of the Borrower, certifying as to clauses (c)(i) and (c)(ii) of this Section 5.

SECTION 6.          Reaffirmation. Each of the Credit Parties party hereto (a) acknowledges and agrees that all of such Credit Party’s obligations under the Security Documents and the other Credit Documents (as amended hereby) to which it is a party are reaffirmed and remain in full force and effect on a continuous basis as amended by this Agreement, (b) reaffirms each lien and security interest granted by it to the Collateral Agent for the benefit of the Secured Parties to secure the Secured Obligations and the guaranties of the Guaranteed Obligations made by it pursuant to the Existing Credit Agreement and (c) acknowledges and agrees that the grants of liens and security interests by and the guaranties of the Credit Parties contained in the Existing Credit Agreement and the Security Documents are, and shall remain, in full force and effect after giving effect to this Agreement and the transactions contemplated hereby and thereby.

SECTION 7.          Amendment, Modification and Waiver. This Agreement may not be amended, modified or waived except by an instrument or instruments in writing signed and delivered on behalf of Borrower and Administrative Agent (acting at the direction of such Lenders as may be required under Section 13.04 of the Credit Agreement).

SECTION 8.          Entire Agreement. This Agreement, the other Credit Documents and the Consenting Lender Agreements constitute the entire agreement among the parties with respect to the subject matter hereof and thereof and supersede all other prior agreements and understandings, both written and verbal, among the parties or any of them with respect to the subject matter hereof.

SECTION 9.          GOVERNING LAW. THIS AGREEMENT AND ANY CLAIMS, CONTROVERSIES, DISPUTES, OR CAUSES OF ACTION (WHETHER ARISING UNDER CONTRACT LAW, TORT LAW OR OTHERWISE) BASED UPON OR RELATING TO THIS AGREEMENT, SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO ANY CHOICE OF LAW PRINCIPLES THAT WOULD APPLY THE LAWS OF ANOTHER JURISDICTION.

SECTION 10.        SUBMISSION TO JURISDICTION; WAIVER OF VENUE; SERVICE OF PROCESS; WAIVER OF JURY TRIAL. EACH PARTY HERETO AGREES THAT SECTION 13.09(b), 13.09(c), 13.09(d) AND 13.09(e) OF THE CREDIT AGREEMENT SHALL APPLY TO THIS AGREEMENT MUTATIS MUTANDIS.

SECTION 11.       Confidentiality. Each party hereto agrees that Section 13.10 of the Credit Agreement shall apply to this Agreement mutatis mutandis.

SECTION 12.       No Advisory or Fiduciary Responsibility. Each party hereto agrees that Section 13.17 of the Credit Agreement shall apply to this Agreement mutatis mutandis.

SECTION 13.       Severability. Wherever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provisions or the remaining provisions of this Agreement.

SECTION 14.       Counterparts. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed signature page to this Agreement by facsimile or other electronic transmission (including portable document format (“.pdf”) or similar format) shall be effective as delivery of a manually executed counterpart hereof. The words “execution,” “execute”, “signed,” “signature,” and words of like import in or related to this Agreement or any document to be signed in connection with this Agreement and the transactions contemplated hereby (including without limitation Consenting Lender Agreements) shall be deemed to include electronic signatures and contract formations on electronic platforms approved by Administrative Agent, or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act; provided that notwithstanding anything contained herein to the contrary Administrative Agent is under no obligation to agree to accept electronic signatures in any form or in any format unless expressly agreed to by Administrative Agent pursuant to procedures approved by it (it being understood and agreed that documents signed manually but delivered in “.pdf” or “.tif” format (or other similar formats specified by Administrative Agent) shall not constitute electronic signatures).

SECTION 15.        Credit Document. This Agreement shall constitute a “Credit Document” as defined in the Credit Agreement. Each Second Amendment Arranger shall be deemed to be a Lead Arranger for all purposes under the Credit Documents.

SECTION 16.       No Novation. The parties hereto expressly acknowledge that it is not their intention that this Agreement or any of the other Credit Documents executed or delivered pursuant hereto constitute a novation of any of the obligations, covenants or agreements contained in the Existing Credit Agreement or any other Credit Document, but rather constitute a modification thereof or supplement thereto pursuant to the terms contained herein. The Existing Credit Agreement and the Credit Documents, in each case as amended, modified or supplemented hereby, shall be deemed to be continuing agreements among the parties thereto, and all documents, instruments, and agreements delivered, as well as all Liens created, pursuant to or in connection with the Existing Credit Agreement and the other Credit Documents shall remain in full force and effect, each in accordance with its terms (as amended, modified or supplemented by this Agreement), unless such document, instrument, or agreement has otherwise been terminated or has expired in accordance with or pursuant to the terms of this Agreement or such document, instrument, or agreement or as otherwise agreed by the required parties hereto or thereto, it being understood that from after the occurrence of the Second Amendment Effective Date, each reference in the Credit Documents to the “Credit Agreement,” “thereunder,” “thereof” (and each reference in the Credit Agreement to “this Agreement,” “hereunder,” or “hereof”) or words of like import shall mean and be a reference to the Credit Agreement.

SECTION 17.       Tax Matters. After the Second Amendment Effective Date, the parties shall treat all of the Term B Facility Loans as one fungible tranche for U.S. federal income tax purposes.

SECTION 18.        No Other Duties. Anything herein to the contrary notwithstanding, none of the Second Amendment Arrangers shall have any powers, duties or responsibilities under this Agreement except in its capacity, as applicable, as Administrative Agent, Collateral Agent or a Lender hereunder.

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IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this Agreement as of the date first written above.

PENN ENTERTAINMENT, INC.

By:	/s/ Felicia R. Hendrix
Name:	Felicia R. Hendrix
Title:	Executive Vice President, Chief Financial Officer

GUARANTORS:

PENN TENANT, LLC
PENN TENANT II, LLC
PENN TENANT III, LLC

By:	PENN ENTERTAINMENT, INC.,
as sole member of each of the foregoing entities

By:	/s/ Felicia Hendrix
Name: Felicia Hendrix
Title: Executive Vice President, Chief Financial Officer

BCV (INTERMEDIATE), LLC

By:	PENN TENANT II, LLC
its sole member

	By:	PENN ENTERTAINMENT, INC.,
its sole member

	By:	/s/ Felicia Hendrix
Name: Felicia Hendrix
Title: Executive Vice President, Chief Financial Officer

GREEKTOWN HOLDINGS, L.L.C.

By:	PENN TENANT III, LLC
its sole manager

	By:	PENN ENTERTAINMENT, INC.,
its sole member

	By:	/s/ Felicia Hendrix
Name: Felicia Hendrix
Title: Executive Vice President, Chief Financial Officer

GREEKTOWN CASINO, L.L.C.

By:	GREEKTOWN HOLDINGS, L.L.C.
its sole manager

	By:	PENN TENANT III, LLC
its sole manager

	By:	PENN ENTERTAINMENT, INC.,
its sole member

	By:	/s/ Felicia Hendrix
Name: Felicia Hendrix
Title: Executive Vice President, Chief Financial Officer

ABRADOODLE, LLC
ABSOLUTE GAMES, LLC
AMERISTAR CASINO BLACK HAWK, LLC
AMERISTAR CASINO EAST CHICAGO, LLC
AMERISTAR EAST CHICAGO HOLDINGS, LLC
AMERISTAR INTERACTIVE, LLC
AMERISTAR LAKE CHARLES HOLDINGS, LLC
ARGOSY DEVELOPMENT, LLC
BOOMTOWN BILOXI INTERACTIVE, LLC
BOOMTOWN, LLC
BOSSIER CASINO VENTURE, LLC
BSLO, LLC
BTN, LLC
CASINO MAGIC, LLC
CCR PENNSYLVANIA FOOD SERVICE, INC.
CENTRAL OHIO GAMING VENTURES, LLC
CRC HOLDINGS, INC.
DAYTON REAL ESTATE VENTURES, LLC
DELVEST, LLC
EBETUSA.COM, INC.
FIRST JACKPOT INTERACTIVE, LLC
HC BANGOR, LLC
HITPOINT INC.
HOSTILE GRAPE DEVELOPMENT, LLC
HWCC-TUNICA, LLC
INDIANA GAMING COMPANY, LLC
L'AUBERGE INTERACTIVE, LLC
LUCKYPOINT, INC
MAGNUM PINNACLE INTERACTIVE, LLC
MARYLAND GAMING VENTURES, INC.
MASSACHUSETTS GAMING VENTURES, LLC
MOUNTAIN LAUREL RACING, INC.
MOUNTAINVIEW THOROUGHBRED RACING ASSOCIATION, LLC
PENN ADW, LLC
PENN CECIL MARYLAND, LLC
PENN INTERACTIVE FTP, LLC
PENN MARYLAND OSB, LLC
PENN NATIONAL HOLDINGS, LLC
PENN NATIONAL TURF CLUB, LLC
PENN NJ OTW, LLC
PENN ONLINE ENTERTAINMENT, LLC
PINNACLE ENTERTAINMENT, INC.
PINNACLE MLS, LLC
PIV WEST, LLC
PNK (BOSSIER CITY), L.L.C.
PNK (RIVER CITY), LLC
PNK DEVELOPMENT 33, LLC
PNK VICKSBURG, LLC
RIH ACQUISITIONS MS II, LLC
ROCKET SPEED, INC.
SILVER SCREEN GAMING, LLC
ST. LOUIS GAMING VENTURES, LLC
THE MISSOURI GAMING COMPANY, LLC
TOLEDO GAMING VENTURES, LLC
VILLAGGIO DEVELOPMENT, LLC
VIVA SLOTS FREE CLASSIC SLOT CASINO GAMES, LLC
WASHINGTON TROTTING ASSOCIATION, LLC
YOUNGSTOWN REAL ESTATE VENTURES, LLC
ZIA PARK INTERACTIVE, LLC
ZIA PARK LLC

By:	/s/ Christopher Rogers
Name:	Christopher Rogers
Title:	Secretary

HOUSTON GAMING VENTURES, INC.
PENN INTERACTIVE VENTURES, LLC
PENN SPORTS INTERACTIVE, LLC
SCORE DIGITAL SPORTS VENTURES INC.
SCORE FANTASY SPORTS LTD.
SCOREMOBILE INC.
SDSV (DELAWARE) INC.

By:	/s/ Felicia Hendrix
Name:	Felicia Hendrix
Title:	Treasurer

PLAINVILLE GAMING AND REDEVELOPMENT, LLC

By:	Massachusetts Gaming Ventures, LLC,
its managing member

By:	/s/ Felicia Hendrix
Name:	Felicia Hendrix
Title:	Treasurer

HOLLYWOOD CASINOS, LLC

By:	CRC Holdings, Inc.,
as its sole member

By:	/s/ Felicia Hendrix
Name:	Felicia Hendrix
Title:	Treasurer

PNK (LAKE CHARLES), L.L.C.
PNK DEVELOPMENT 8, LLC
PNK DEVELOPMENT 9, LLC

By:	PINNACLE MLS, LLC,
sole member

By:	/s/ Felicia Hendrix
Name:	Felicia Hendrix
Title:	Treasurer

LOUISIANA-I GAMING, A LOUISIANA PARTNERSHIP IN COMMENDAM

By:	BOOMTOWN, LLC,
its General Partner

By:	/s/ Felicia Hendrix
Name:	Felicia Hendrix
Title:	Treasurer

[Signature Page to Second Amendment]

CCR RACING MANAGEMENT

By:	MOUNTAIN LAUREL RACING, INC. and WASHINGTON TROTTING ASSOCIATION, LLC, its partners

By:	/s/ Felicia Hendrix
Name:	Felicia Hendrix
Title:	Treasurer of each of MOUNTAIN LAUREL RACING, INC. and Washington Trotting Association, LLC

PNK (BATON ROUGE) PARTNERSHIP

By:	PNK DEVELOPMENT 8, LLC,
its managing partner

By:	PINNACLE MLS, LLC,
its sole member

By:	/s/ Felicia Hendrix
Name:	Felicia Hendrix
Title:	Treasurer

ALTON CASINO, LLC
AMERISTAR CASINO COUNCIL BLUFFS, LLC
CACTUS PETE’S, LLC
HC AURORA, LLC
HC JOLIET, LLC
LVGV, LLC

By:	/s/ Jay A. Snowden
Name:	Jay A. Snowden
Title:	President

PNGI CHARLES TOWN GAMING, LLC

By:	/s/ Christopher Rogers
Name:	Christopher Rogers
Title:	Senior Vice President

[Signature Page to Second Amendment]

FRONT RANGE ENTERTAINMENT DISTRICT, LLC

By:	/s/ Christopher Rogers
Name:	Christopher Rogers
Title:	Manager

VG BEVERAGE, INC.

By:	/s/ Bryan Pettigrew
Name:	Bryan Pettigrew
Title:	President

VGB MANAGEMENT, LLC
VGB OPERATIONS, LLC

By:	/s/ Bryan Pettigrew
Name:	Bryan Pettigrew
Title:	Manager

HILL LANE LLC
PM TEXAS LLC
SAM HOUSTON RACE PARK LLC
VALLEY RACE PARK LLC

By:	/s/ Bryan Pettigrew
Name:	Bryan Pettigrew
Title:	General Manager

[Signature Page to Second Amendment]

BANK OF AMERICA, N.A.,
as Administrative Agent and Collateral Agent

By:	/s/ Lisa Berishaj
Name:	Lisa Berishaj
Title:	Vice President

[Signature Page to Second Amendment]

JPMORGAN CHASE BANK, N.A.,
as Replacement Term B Lender

By:	/s/ Brian Smolowitz
Name:	Brian Smolowitz
Title:	Executive Director

[Signature Page to Second Amendment]

ANNEX I

Consent

[See attached]

CONSENT TO SECOND AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

CONSENT (this “Consent”) to Second Amendment (the “Amendment”) to the Second Amended and Restated Credit Agreement, dated as of May 3, 2022 (as amended by that certain First Amendment, dated as of February 15, 2024, and as further amended, restated, supplemented, waived or otherwise modified from time to time, the “Credit Agreement”), among PENN Entertainment, Inc. (f/k/a Penn National Gaming, Inc.), a Pennsylvania corporation, as Borrower, the lending institutions from time to time party thereto, Bank of America, N.A., as Administrative Agent, and as Collateral Agent.  Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement or the Amendment, as applicable.

Existing Lenders of Term B Facility Loans.  The undersigned Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Consent Option

☐            to continue to hold 100% of the outstanding principal amount of your Term B Facility Loans (or such lesser principal amount allocated to you by the Borrower and JPMCB in their sole discretion) as Amended Term B Facility Loans

Assign and Reallocation Consent Option

☐     to (i) assign 100% of the outstanding principal amount of your Term B Facility Loans to the Replacement Term B Lender on the Second Amendment Effective Date and (ii) purchase by assignment (or cause one or more Affiliates of such Assigning Consenting Term B Lender to purchase by assignment) from the Replacement Term B Lender a like principal amount of Amended Term B Facility Loans (or such lesser principal amount allocated to you or your Affiliates by the Borrower and JPMCB)

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized signatory.

,
as a Lender (type name of the legal entity)

By:
:		Name:
Title:

If a second signature is necessary:

By:
Name:
Title: